John Hancock

                          High Income
--------------------------------------------------------------------------------
                                      FUND
--------------------------
         ANNUAL
         REPORT
--------------------------

                   5.31.02
                                      Sign up for electronic delivery at
                                      www.jhancock.com/funds/edelivery


[LOGO]   John Hancock
       -----------------
       JON HANCOCK FUNDS

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[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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--------------------------
WELCOME
--------------------------

   Table of contents
--------------------------
   Your fund at a glance
   page 1
--------------------------
   Managers' report
   page 2
--------------------------
   A look at performance
   page 6
--------------------------
   Growth of $10,000
   page 7
--------------------------
   Fund's investments
   page 8
--------------------------
   Financial statements
   page 14
--------------------------
   Trustees & officers
   page 30
--------------------------
   For your information
   page 33
--------------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through May 31, 2002, with the Dow Jones Industrial Average returning -0.22% and the Standard & Poor's 500 Index returning -6.49%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 17.16% in the first five months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor.

Sincerely,

/s/ Maureen R. Ford
-------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

--------------------------
YOUR FUND AT A GLANCE
--------------------------

The fund seeks high current income by investing primarily in U.S. and foreign bonds rated BBB/Baa or lower and their unrated equivalents.

Over the last twelve months

o High-yield bonds improved as demand strengthened and the outlook for the economy improved.

o The Fund's stake in emerging-market bonds and securities issued by casinos aided performance.

o Slack demand and bulging inventories hurt the telecom sector.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock High Income Fund". Under the heading is a note that reads "Fund performance for the year ended May 31, 2002." The chart is scaled in increments of 3% with 0% at the bottom and 6% at the top. The first bar represents the 5.63% total return for Class A. The second bar represents the 4.99% total return for Class B. The third bar represents the 4.99% total return for Class C. The fourth bar represents the 5.89% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

12.5%    U.S. Treasury
3.3%     Republic of Colombia
2.8%     Corporacion Durango
2.3%     Federation of Russia
2.3%     Innova
1.9%     Petroleum Helicopters
1.8%     PTC International Finance
1.8%     Starwood Hotels & Resorts Worldwide
1.8%     Sinclair Broadcast Group
1.7%     Grupo Televisa

As a percentage of net assets on May 31, 2002.

--------------------------
MANAGERS' REPORT
--------------------------

BY FREDERICK L. CAVANAUGH, JR., AND DANIEL S. JANIS, III,
PORTFOLIO MANAGERS

John Hancock

High Income Fund

"High-yield corporate bonds gathered steam as the past 12 months wore on..."

High-yield corporate bonds gathered steam as the past 12 months wore on, although their weakness early in the period muted their one-year returns. A year ago, high-yield corporates were losing ground amid weak economic conditions, rising defaults among high-yield issuers, increased supply and lackluster demand. What little demand there was last summer virtually disappeared in the weeks immediately following the tragic events of September 11, 2001, as investors worried that a long-term economic downturn was inevitable.

Fortunately, conditions started to improve in November and December, as hopes for a 2002 economic recovery took hold. High-yield bonds were one of the main beneficiaries of improving sentiment, because an improving economy often helps boost the health -- and credit ratings -- of low-quality issuers by making it easier for companies to keep paying interest on their debts.

During the first five months of 2002, high-yield bonds outpaced U.S. Treasuries and the broader stock market. Sensing that an improving economy meant that the high-yield market was bottoming out and that high-yield bonds offered attractive valuations, investors stepped up their purchases beginning in March. Strong buying trends continued throughout April and May, although increased supply muted the high-yield market's progress. It wasn't so much that high-yield companies were issuing more debt. Rather, one-time investment-grade companies -- such as WorldCom, Qwest, and others -- were downgraded to high-yield credit ratings. The worst of that activity occurred in the telecommunications sector, where the bursting of the late 1990s' telecom bubble landed a serious blow to higher-risk companies. For most of the year, in

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[Photos' of Fred Cavanaugh and Dan Janis flush right next to first paragraph.]
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fact, telecom companies were the real negative for the high-yield market;
so-called "Old Economy" sectors -- such as retailing, automotive and chemicals -- produced strong returns.

High-yielding bonds issued by emerging-market governments -- such as those in Latin America and Russia -- posted strong returns during the year, buoyed by stronger demand from yield-hungry investors who recognized improving financial conditions in many developing nations.

FUND PERFORMANCE

For the 12 months ended May 31, 2002, John Hancock High Income Fund's Class A, Class B, Class C and Class I shares had total returns of 5.63%, 4.99%, 4.99% and 5.89%, respectively, at net asset value. This compared with the -0.95% return of the average high current income fund, according to Lipper, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

One factor behind the Fund's strong outperformance of its peers was our relatively large weighting in emerging-market government bonds -- which made up as much as one-quarter of the Fund's net assets during the period and ended at 11% of net assets by the end of May 2002. Our holdings in Russian government bonds benefited from the rising price of oil, that country's major export. And despite ongoing problems in Argentina -- which we did not own during the period -- our holdings in other Latin American countries -- including Mexico, Colombia,

"...emerging-market bonds helped our relative outperformance..."

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[Table at top left-hand side of page entitled "Top five sectors." The first listing is Leisure 15%, the second is Government-U.S. 13%, the third Media 12%, the fourth Government-foreign 11%, and the fifth Oil & gas 8%.]
--------------------------------------------------------------------------------

Panama and Venezuela -- performed quite well, thanks to improving economic and fiscal conditions in those countries.

HIGH-YIELD WINNERS AND LOSERS

Although emerging-market bonds helped our relative outperformance, the biggest contributor to our performance was our individual security selection. We use bottom-up research to identify securities that we believe are comparatively undervalued and whose issuers are in reasonable financial shape. By taking this bond by bond approach to investing, we avoided the pitfalls encountered by some less well-diversified funds that may have had more than their share of weaker performers.

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-02." The chart is divided into four sections (from top to left): U.S. corporate bonds 70%, U.S. government bonds 13%, Foreign government bonds 11% and Short-term investments & other 6%.]
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One of our best performers during the period was moving company North American
Van Lines, which benefited from significantly improved operating performance and the ongoing boom in housing. Satellite company Innova also posted strong returns, in part in recognition that the company's earnings turned positive. Our holdings in Polish cellular company PTC International Finance performed well when that company received a credit rating upgrade.

A rebound in travel helped boost some of our hotel and casino holdings, particularly those whose business comes more from

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Russian government bonds followed by an up arrow with the phrase "Rising price of chief export-oil-lifts financial health." The second listing is North American Van Lines followed by an up arrow with the phrase "Housing boom has America on the move." The third listing is Alamosa Delaware followed by a down arrow with the phrase "Shrinking demand for cell phones causes slump."]
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"...high-yield bonds are likely to face some ongoing near-term challenges."

nearby visitors who travel by car, rather than airplane. Among our holdings that fit that bill and performed relatively well as a result were Coast Hotels and Casinos, Mandalay Resort Group and Mohegan Tribal Gaming Authority.

Not surprisingly, given overall market conditions, some of our telecommunications holdings proved to be our biggest disappointments, most notably Alamosa Delaware and American Cellular. We also lost ground with satellite company Pegasus Communications when competitive conditions in that industry intensified.

OUTLOOK

In our view, high-yield bonds are likely to face some ongoing near-term challenges. At present, the economic recovery doesn't appear to be nearly as strong as some observers had hoped. On top of that, the market is likely to face periodic struggles against the weight of increased supply from "fallen angels." And even though the demand for high-yield bonds seemingly has firmed, market liquidity remains weak as high-yield dealers remain unwilling to put adequate levels of capital to work in the market. That said, stronger economic conditions could draw more liquidity into the high-yield market, which is priced quite attractively.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

--------------------------
A LOOK AT PERFORMANCE
--------------------------

For the period ended May 31, 2002

The index used for comparison is the Merrill Lynch High Yield Master II Index, an index composed of U.S. currency high-yield bonds, issued by U.S. and non-U.S. issuers.

It is not possible to invest in an index.

                                 Class A   Class B   Class C   Class I(1)  Index
Inception date                    3-1-01    3-1-01    3-1-01    3-1-01       --
--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                           0.86%     0.15%     2.99%     5.89%     0.93%
Since inception                    1.42%     1.51%     3.74%     5.49%    -0.58%

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                           0.86%     0.15%     2.99%     5.89%     0.93%
Since inception                    1.78%     1.89%     4.69%     6.91%    -0.72%

--------------------------------------------------------------------------------
SEC 30-day yield as of May 31, 2002
--------------------------------------------------------------------------------
                                   7.31%     6.92%     6.87%     7.92%       --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

(1) For certain types of investors, as described in the Fund's prospectus for Class I shares.

--------------------------
GROWTH OF $10,000
--------------------------

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Merrill Lynch High Yield Master II Index.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock High Income Fund, before sales charge, and is equal to $10,657 as of May 31, 2002. The second line represents the same hypothetical $10,000 investment made in the John Hancock High Income Fund, after sales charge, and is equal to $10,178 as of May 31, 2002. The third line represents the Index and is equal to $9,928 as of May 31, 2002.
--------------------------------------------------------------------------------

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of May 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

(1) No contingent deferred sales charge applicable.

(2) For certain types of investors as described in the Fund's prospectus for Class I shares.

FINANCIAL STATEMENTS

--------------------------
FUND'S INVESTMENTS
--------------------------

This schedule is divided into two main categories: bonds and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on May 31, 2002

ISSUER, DESCRIPTION,                             INTEREST       CREDIT     PAR VALUE
MATURITY DATE                                    RATE           RATING*    (000s OMITTED)      VALUE

----------------------------------------------------------------------------------------------------
BONDS 93.72%                                                                             $15,617,206
----------------------------------------------------------------------------------------------------
(Cost $15,672,316)

Automobiles/Trucks 2.19%                                                                    $365,250
Dura Operating Corp.,
  Sr Note 04-15-12 (R)                            8.625%        B+         $200              207,750
United Auto Group, Inc.,
  Sr Sub Note 03-15-12 (R)                        9.625         B           150              157,500

Banks -- United States 0.97%                                                                 161,736
Colonial Bank,
  Sub Note 06-01-11                               9.375         BBB-        150              161,736

Chemicals 0.63%                                                                              105,000
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R)                     10.625         BB-         150              105,000

Commercial Services 0.34%                                                                     56,994
Coinmach Corp.,
  Sr Note 02-01-10 (R)                            9.000         B            55               56,994

Consumer Products 1.54%                                                                      256,640
Pennzoil-Quaker State
  Note 12-01-02                                   9.400         BB+         250              256,640

Containers 1.81%                                                                             301,600
Owens-Brockway Glass Container, Inc.,
  Sr Sec Note 02-15-09 (R)                        8.875         BB          140              145,600

Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                       10.875         CCC+        150              156,000


See notes to
financial statements.
8

ISSUER, DESCRIPTION,                             INTEREST       CREDIT     PAR VALUE
MATURITY DATE                                    RATE           RATING*    (000s OMITTED)      VALUE

Finance 0.87%                                                                               $145,500
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07                  11.375%        B+          $150             145,500

Foods 2.13%                                                                                  354,830
Dean Foods Co.,
  Sr Note 08-01-07                                8.150         BB-          100             102,330
Dole Foods Co.,
  Sr Note 05-01-09 (R)                            7.250         BBB-         250             252,500

Government -- Foreign 10.99%                                                               1,831,865
Brazil, Federative Republic of,
  Bond (Brazil) 10-15-09                         14.500         BB-          100              99,500
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11                    9.750         BBB          328             337,375
  Note (Colombia) 06-13-06                       10.500         BB           200             215,100
Panama, Republic of,
  Bond (Panama) 02-08-11                          9.625         BB           250             256,000
Philippines, Republic of,
  Bond (Philippines) 01-18-17                     9.375         BB+          200             211,260
Russia, Federation of,
  Unsub Deb (Russia) 06-26-07                    10.000         B            298             319,605
  Unsub Ser REGS (Russia) 03-31-10                8.250         B             70              69,125
United Mexican States,
  Note (Mexico) 01-14-11                          8.375         BB+           50              53,150
  Bond (Mexico) 08-15-31                          8.300         BBB+         100              99,500
Uruguay, Republic of,
  Note (Uruguay) 01-20-12                         7.625         BB-          100              68,500
Venezuela, Republic of,
  Bond (Venezuela) 09-15-27                       9.250         B            150             102,750

Government -- U.S. 12.53%                                                                  2,087,110
United States Treasury,
  Note 11-15-02                                  11.625         AAA        2,000           2,087,110

Leisure 15.34%                                                                             2,557,125
Coast Hotels and Casinos, Inc.,
  Sr Sub Deb 04-01-09                             9.500         B            150             158,625
  Sr Sub Note 04-01-09 (R)                        9.500         B             50              53,000
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                          7.875         BB-          100              97,125
Isle of Capri Casinos, Inc.,
  Sr Sub Note 03-15-12 (R)                        9.000         B            200             209,000
Jacobs Entertainment, Inc.,
  Sr Sec Note 02-01-09 (R)                       11.875         B            250             262,500
Majestic Investor Holding LLC/Majestic
  Investor Capital Co.,
  Gtd Sr Sec Note 11-30-07 (R)                   11.653         B            200             190,000
Mandalay Resort Group,
  Sr Sub Note 02-15-10                            9.375         BB-           50              53,625
Mohegan Tribal Gaming Authority,
  Sr Sub Note 04-01-12 (R)                        8.000         BB-          250             251,250


                                                           See notes to
                                                           financial statements.

ISSUER, DESCRIPTION,                             INTEREST       CREDIT     PAR VALUE
MATURITY DATE                                    RATE           RATING*    (000s OMITTED)     VALUE

Leisure (continued)
Penn National Gaming, Inc.,
  Sr Sub Note Ser B 03-01-08                     11.125%        B-          $100            $108,000
Six Flags, Inc.,
  Sr Note 02-01-10 (R)                            8.875         B            150             151,500
Starwood Hotels & Resorts Worldwide, Inc.,
  Note 05-01-12 (R)                               7.875         BBB-         300             305,250
Station Casinos, Inc.,
  Sr Note 02-15-08                                8.375         BB-          150             154,500
Sun International Hotels Ltd.,
  Gtd Sr Sub Note (Bahamas) 12-15-07              8.625         B+            85              86,700
  Sr Sub Note (Bahamas) 08-15-11                  8.875         B+            85              87,338
  Sr Sub Note (Bahamas) 08-15-11 (R)              8.875         B+            65              66,787
Waterford Gaming, LLC,
  Sr Note 03-15-10 (R)                            9.500         B+           160             164,800
Wheeling Island Gaming, Inc.,
  Sr Note 12-15-09 (R)                           10.125         B+           150             157,125

Manufacturing 1.22%                                                                          203,000
Hockey Co. (The)/Sport Maska, Inc.,
  Unit (Sr Sec Note) 04-15-09 (R)                11.250         B            200             203,000

Media 12.38%                                                                               2,063,975
CORUS Entertainment, Inc.,
  Sr Sub Note (Canada) 03-01-12 (R)               8.750         B+            80              82,600
EchoStar DBS Corp.,
  Sr Note 02-01-09                                9.375         B+           150             152,250
Fox Family Worldwide, Inc.,
  Sr Disc Note 11-01-07                          10.250         A-           200             214,500
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                            8.625         B+           100             101,000
  Sr Sub Note Ser B 10-01-09                      8.750         B+           150             151,500
Grupo Televisa S.A.,
  Bond (Mexico) 03-11-32 (R)                      8.500         BBB-         300             289,500
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07                      12.875         B-           400             376,000
ONO Finance Plc,
  Sr Sub Note (United Kingdom) 05-01-09          13.000         CCC+         150              55,500
PanAmSat Corp.,
  Gtd Sr Note 02-01-12 (R)                        8.500         B            250             250,625
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                         12.500         CCC+         200              92,000
Sinclair Broadcast Group, Inc.,
  Sr Sub Note 03-15-12 (R)                        8.000         B            300             298,500

Medical 0.78%                                                                                130,000
Select Medical Corp.,
  Sr Sub Note 06-15-09                            9.500         B            125             130,000


See notes to
financial statements.
10

ISSUER, DESCRIPTION,                             INTEREST       CREDIT     PAR VALUE
MATURITY DATE                                    RATE           RATING*    (000s OMITTED)      VALUE

Oil & Gas 8.15%                                                                           $1,358,000
Chesapeake Energy Corp.,
  Sr Note 04-01-11                                8.125%        B+          $200             200,500
Comstock Resources, Inc.,
  Sr Note 05-01-07 (R)                           11.250         B-           200             211,000
Giant Industries, Inc.,
  Sr Sub Note 05-15-12 (R)                       11.000         B            100              93,000
Ocean Rig Norway A.S.,
  Gtd Sr Sec Note (Norway) 06-01-08              10.250         CCC          150             135,000
Pemex Project Funding Master Trust,
  Gtd Note (Mexico) 02-15-08                      8.500         BB+          200             212,250
Western Oil Sands, Inc.,
  Sr Sec Note (Canada) 05-01-12 (R)               8.375         BB+          250             252,500
XTO Energy, Inc.,
  Sr Note 04-15-12                                7.500         BB           250             253,750

Paper & Paper Products 4.82%                                                                 802,560
Corporacion Durango S.A. de C.V.,
  Sr Sec Note (Mexico) 08-01-06                  13.125         B2           456             460,560
Longview Fibre Co.,
  Sr Sub Note 01-15-09 (R)                       10.000         B+           125             130,000
Stone Container,
  Sr Note 02-01-08                                9.250         B            200             212,000

Retail 1.55%                                                                                 257,500
Russell Corp.,
  Sr Note 05-01-10 (R)                            9.250         BB           250             257,500

Steel 0.32%                                                                                   52,500
UCAR Finance, Inc.,
  Gtd Sr Note 02-15-12 (R)                       10.250         B             50              52,500

Telecommunications 6.95%                                                                   1,157,870
Alamosa Delaware,
  Gtd Sr Note 02-01-11                           12.500         CCC          200             167,000
American Cellular Corp.,
  Sr Sub Note 10-15-09                            9.500         CCC-         200              78,000
Crown Castle International Corp.,
  Sr Note 05-15-11                                9.000         B            150             117,000
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06                      14.250         B+           250             232,500
PTC International Finance BV,
  Sr Disc Sub Note, Step Coupon (10.75%,
  07-01-02)(Netherlands) 07-01-07 (A)              Zero         B+           300             306,000
Tritel PCS, Inc.,
  Sr Sub Note 01-15-11                           10.375         BBB          112             120,120
Triton PCS, Inc.,
  Sr Sub Note 02-01-11                            9.375         B-           150             137,250


                                                           See notes to
                                                           financial statements.

ISSUER, DESCRIPTION,                             INTEREST       CREDIT     PAR VALUE
MATURITY DATE                                    RATE           RATING*    (000s OMITTED)      VALUE

Transportation 4.17%                                                                        $695,000
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09 (R)                       13.375%        B-          $175             185,500
Northwest Airlines, Inc.,
  Gtd Sr Note 03-15-07                            9.875         B+           200             199,000
Petroleum Helicopters, Inc.,
  Sr Note 05-01-09 (R)                            9.375         BB-          300             310,500

Utilities 2.80%                                                                              467,151
AEI Holding Co., Inc.,
  Tranche Loan 09-30-05 (B)                        Zero         CCC+         200             234,000
AES Corp.,
  Sr Note 06-01-09                                9.500         BB-           50              38,250
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R)               9.625         BBB-         180             194,901

Waste Disposal Service & Equip. 1.24%                                                        206,000
Synagro Technologies, Inc.,
  Sr Sub Note 04-01-09 (R)                        9.500         B            200             206,000

                                                                INTEREST   PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                              RATE       (000S OMITTED)      VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.35%                                                               $559,000
----------------------------------------------------------------------------------------------------
(Cost $559,000)

Joint Repurchase Agreement 3.35%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc.-- Dated 5-31-02, due
  6-03-02 (Secured by U.S. Treasury Inflation Indexed
  Note, 3.875% due 01-15-09)                                    1.77%        559             559,000

----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.07%                                                                 $16,176,206
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES 2.93%                                                          $487,514
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                                 $16,663,720
----------------------------------------------------------------------------------------------------

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing; issuer filed for protection under the Federal Bankruptcy Code.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,754,182 or 34.53% of net assets as of May 31, 2002.

* Credit ratings are unaudited and are rated by Standard and Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC, where Standard and Poor's ratings are not available.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.


See notes to
financial statements.
12

FINANCIAL  STATEMENTS

--------------------------
PORTFOLIO CONCENTRATION
--------------------------

Securities owned by the Fund on May 31, 2002 (unaudited)

These tables show the percentages of the Fund's investments aggregated by various countries and concentration of investments aggregated by the quality rating for each debt security.

                                                           VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                                     OF FUND'S NET ASSETS
--------------------------------------------------------------------------------
Bahamas                                                                    1.45%
Brazil                                                                     1.23
Canada                                                                     2.01
Colombia                                                                   3.32
Mexico                                                                    12.39
Netherlands                                                                1.84
Norway                                                                     0.81
Panama                                                                     1.54
Philippine Islands                                                         1.27
Russia                                                                     2.33
United Kingdom                                                             0.33
United States                                                             67.52
Uruguay                                                                    0.41
Venezuela                                                                  0.62
Total investments                                                         97.07%

QUALITY DISTRIBUTION
--------------------------------------------------------------------------------
AAA                                                                       12.52%
A                                                                          1.29
BBB                                                                       10.57
BB                                                                        20.37
B                                                                         43.46
CCC                                                                        5.51
Total bonds                                                               93.72%


                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

--------------------------
ASSETS AND LIABILITIES
--------------------------

May 31, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $16,231,316)                             $16,176,206
Cash                                                                    234,559
Receivable for investments sold                                          50,500
Receivable for shares sold                                              203,063
Interest receivable                                                     345,675
Receivable from affiliates                                                9,276
Other assets                                                                 40
Total assets                                                         17,019,319

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                       284,000
Payable for shares repurchased                                            8,842
Dividends payable                                                         3,828
Other payables and accrued expenses                                      58,929
Total liabilities                                                       355,599

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      17,101,735
Accumulated net realized loss on investments and
  foreign currency transactions                                        (393,668)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies           (55,110)
Undistributed net investment income                                      10,763
Net assets                                                          $16,663,720

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($11,566,435 / 1,202,019 shares)                                  $9.62
Class B ($3,054,056 / 317,407 shares)                                     $9.62
Class C ($1,947,000 / 202,349 shares)                                     $9.62
Class I ($96,229 / 10,000 shares)                                         $9.62

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A(1) ($9.62 / 95.5%)                                               $10.07
Class C ($9.62 / 99%)                                                     $9.72

(1) On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.
14

FINANCIAL  STATEMENTS

--------------------------
OPERATIONS
--------------------------

For the year ended May 31, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $1,033,553

Total investment income                                               1,033,553

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                                70,920
Class A distribution and service fee                                     29,935
Class B distribution and service fee                                      4,292
Class C distribution and service fee                                      3,166
Class A, Class B and Class C transfer agent fee                           4,410
Class I transfer agent fee                                                   75
Registration and filing fee                                             106,321
Custodian fee                                                            37,127
Auditing fee                                                             30,000
Printing                                                                 14,777
Miscellaneous                                                             2,318
Accounting and legal services fee                                         2,297
Trustees' fee                                                               596
Legal fee                                                                   312

Total expenses                                                          306,546
Less expense reductions                                                (166,470)

Net expenses                                                            140,076

Net investment income                                                   893,477

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on
Investments                                                            (322,918)
Foreign currency transactions                                             2,874
Change in net unrealized appreciation (depreciation) of
Investments                                                             (22,840)
Translation of assets and liabilities in foreign currencies              (3,025)

Net realized and unrealized loss                                       (345,909)

Increase in net assets from operations                                 $547,568


                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

--------------------------
CHANGES IN NET ASSETS
--------------------------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.

                                                     PERIOD                 YEAR
                                                     ENDED                 ENDED
                                                     5-31-01(1)          5-31-02
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                                  $146,197        $893,477
Net realized loss                                       (31,136)       (320,044)
Change in net unrealized
  appreciation (depreciation)                           (29,245)        (25,865)

Increase in net assets
  resulting from operations                              85,816         547,568

Distributions to shareholders
From net investment income
Class A                                                (142,901)       (874,679)
Class B                                                  (1,300)        (34,971)
Class C                                                  (1,300)        (26,060)
Class I                                                  (1,547)         (8,891)
                                                       (147,048)       (944,601)

From fund share transactions                         10,000,005       7,121,980

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                          --       9,938,773

End of period (2)                                    $9,938,773     $16,663,720


(1) Inception period from 3-1-01 through 5-31-01.
(2) Includes undistributed net investment income of $7,692 and $10,763, respectively.


See notes to
financial statements.
16

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                            5-31-01(1)      5-31-02
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
  beginning of period                                    $10.00           $9.94
Net investment income(2)                                   0.15            0.81
Net realized and unrealized
  loss on investments                                     (0.07)          (0.27)
Total from investment
  operations                                               0.08            0.54
Less distributions
From net investment income                                (0.14)          (0.86)
Net asset value,
  end of period                                           $9.94           $9.62
Total return(3,4) (%)                                      0.89(5)         5.63

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                             $10             $12
Ratio of expenses
  to average net assets (%)                                1.25(6)         1.24
Ratio of adjusted expenses
  to average net assets(7) (%)                             2.42(6)         2.77
Ratio of net investment income
  to average net assets (%)                                5.93(6)         8.24
Portfolio turnover (%)                                       13             113

                                                           See notes to
                                                           financial statements.

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS B SHARES

PERIOD ENDED                                            5-31-01(1)      5-31-02
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
  beginning of period                                    $10.00           $9.94
Net investment income(2)                                   0.13            0.75
Net realized and unrealized
  loss on investments                                     (0.06)          (0.27)
Total from investment
  operations                                               0.07            0.48
Less distributions
From net investment income                                (0.13)          (0.80)
Net asset value,
  end of period                                           $9.94           $9.62
Total return(3,4) (%)                                      0.71(5)         4.99

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                              --(8)           $3
Ratio of expenses
  to average net assets (%)                                1.95(6)         1.90
Ratio of adjusted expenses
  to average net assets(7) (%)                             3.12(6)         3.43
Ratio of net investment income
  to average net assets (%)                                5.22(6)         7.58
Portfolio turnover (%)                                       13             113


See notes to
financial statements.
18

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS C SHARES

PERIOD ENDED                                            5-31-01(1)      5-31-02
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
  beginning of period                                    $10.00           $9.94
Net investment income(2)                                   0.13            0.75
Net realized and unrealized
  loss on investments                                     (0.06)          (0.27)
Total from investment
  operations                                               0.07            0.48
Less distributions
From net investment income                                (0.13)          (0.80)
Net asset value,
  end of period                                           $9.94           $9.62
Total return(3,4) (%)                                      0.71(5)         4.99

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                              --(8)           $2
Ratio of expenses
  to average net assets (%)                                1.95(6)         1.90
Ratio of adjusted expenses
  to average net assets(7) (%)                             3.12(6)         3.43
Ratio of net investment income
  to average net assets (%)                                5.22(6)         7.58
Portfolio turnover (%)                                       13             113


                                                           See notes to
                                                           financial statements.

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS I SHARES

PERIOD ENDED                                            5-31-01(1)    5-31-02
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------
Net asset value,
  beginning of period                                    $10.00         $9.94
Net investment income(2)                                   0.15          0.83
Net realized and unrealized
  loss on investments                                     (0.06)        (0.27)
Total from investment
  operations                                               0.09          0.56
Less distributions
From net investment income                                (0.15)        (0.88)
Net asset value,
  end of period                                           $9.94         $9.62
Total return(3,4) (%)                                      0.96(5)       5.89

------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                              --(8)         --(8)
Ratio of expenses
  to average net assets (%)                                0.95(6)       0.98
Ratio of adjusted expenses
  to average net assets(7) (%)                             2.12(6)       2.51
Ratio of net investment income
  to average net assets (%)                                6.23(6)       8.49
Portfolio turnover (%)                                       13           113

(1) Class A, Class B, Class C and Class I shares began operations on 3-1-01.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Less than $500,000.


See notes to
financial statements.
20

--------------------------
NOTES TO STATEMENTS
--------------------------

NOTE A

Accounting policies

John Hancock High Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on May 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had no open forward foreign currency exchange contracts on May 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,672 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires May 31, 2010.

Net capital losses of $376,996 that are attributable to security transactions incurred after October 31, 2001 are treated as arising on June 1, 2002, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2002, the tax character of distributions paid was as follows: ordinary income $944,601. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2002, the components of distributable earnings on a tax basis included $14,591 of undistributed ordinary income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $1,000,000,000 of the Fund's average daily net asset value, (b) 0.60% of the next $3,000,000,000 and (c) 0.55% of the Fund's average daily net asset value in excess of $4,000,000,000. The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fee, to 0.90% of the Fund's average daily net assets, at least until September 30, 2002. Accordingly, the expense reduction amounted to $166,470 for the year ended May 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $56,172 with regard to sales of Class A shares. Of this amount, $6,742 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $38,935 was paid as sales commissions to unrelated broker-dealers and $10,495 was paid as sales commissions to sales personnel of Signator Investors, Inc.

("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $18,225 with regard to sales of Class C shares. Of this amount, $17,481 was paid as sales commissions to unrelated broker-dealers and $744 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2002, CDSCs received by JH Funds amounted to $52 for Class B shares only.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 1,000,000 shares of beneficial interest of the Fund on May 31, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                PERIOD ENDED 5-31-01(1)     YEAR ENDED 5-31-02
                                 SHARES         AMOUNT     SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
Sold                            970,000     $9,700,005    406,982    $3,964,433
Distributions reinvested             --             --      1,636        15,877
Repurchased                          --             --   (176,599)   (1,724,039)
Net increase                    970,000     $9,700,005    232,019    $2,256,271

--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
Sold                             10,000       $100,000    343,808    $3,348,041
Distributions reinvested             --             --        926         8,951
Repurchased                          --             --    (37,327)     (364,279)
Net increase                     10,000       $100,000    307,407    $2,992,713

--------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------
Sold                             10,000       $100,000    194,441    $1,893,386
Distributions reinvested             --             --        451         4,369
Repurchased                          --             --     (2,543)      (24,759)
Net increase                     10,000       $100,000    192,349    $1,872,996

--------------------------------------------------------------------------------
CLASS I SHARES
--------------------------------------------------------------------------------
Sold                             10,000       $100,000         --            --
Net increase                     10,000       $100,000         --            --

--------------------------------------------------------------------------------
NET INCREASE                  1,000,000    $10,000,005    731,775    $7,121,980
--------------------------------------------------------------------------------

(1) Inception period from 3-1-01 through 5-31-01.

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended May 31, 2002 aggregated $17,529,842 and $11,938,953, respectively.

The cost of investments owned on May 31, 2002, including short-term investments, for federal income tax purposes was $16,242,845. Gross unrealized appreciation and depreciation of investments aggregated $434,759 and $501,398, respectively, resulting in net unrealized depreciation of $66,639.

NOTE E

Reclassification of accounts

During the year ended May 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $42,469, an increase in undistributed net investment income of $54,195 and a decrease in capital paid-in of $11,726. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences for amortization of premiums on debt securities. The calculation of net investment income per share in the financial highlights excludes these adjustments.

--------------------------
AUDITORS' REPORT
--------------------------

Report of Pricewaterhouse-Coopers LLP, Independent Auditors

To the Shareholders and Board of Trustees of John Hancock High Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock High Income Fund (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2002

--------------------------
TAX INFORMATION
--------------------------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended May 31, 2002.

None of the 2002 income dividends qualify for the corporate dividends-received deduction.

Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.

--------------------------
TRUSTEES & OFFICERS
--------------------------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                         NUMBER OF
NAME, AGE                                                                 TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                         OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                         SINCE(1)      BY TRUSTEE
--------------------------------------------------------------------------------------------------
Dennis S. Aronowitz, Born: 1931                                              2001               31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

--------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr., Born: 1935                                          2001               31
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

--------------------------------------------------------------------------------------------------
William J. Cosgrove, Born: 1933                                              2001               31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

--------------------------------------------------------------------------------------------------
Richard A. Farrell(2), Born: 1932                                            2001               31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994), prior to
1980, headed the venture capital group at Bank of Boston Corporation.

--------------------------------------------------------------------------------------------------
Gail D. Fosler(2), Born: 1947                                                2001               31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and

                                                                                         NUMBER OF
NAME, AGE                                                                 TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                         OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                         SINCE(1)      BY TRUSTEE
--------------------------------------------------------------------------------------------------
Gail D. Fosler(2), Born: 1947 (continued)
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

--------------------------------------------------------------------------------------------------
William F. Glavin, Born: 1932                                                2001               31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

--------------------------------------------------------------------------------------------------
John A. Moore(2), Born: 1939                                                 2001               37
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

--------------------------------------------------------------------------------------------------
Patti McGill Peterson, Born: 1943                                            2001               37
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

--------------------------------------------------------------------------------------------------
John W. Pratt, Born: 1931                                                    2001               31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES(3)

NAME, AGE                                                                                NUMBER OF
POSITION(S) HELD WITH FUND                                                 TRUSTEE    JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                          OF FUND  FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                          SINCE(1)     BY TRUSTEE
--------------------------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                                                 2001               59
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

--------------------------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                                                  2001               59
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and

NAME, AGE                                                                                NUMBER OF
POSITION(S) HELD WITH FUND                                                 TRUSTEE    JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                          OF FUND  FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                          SINCE(1)     BY TRUSTEE
--------------------------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955 (continued)
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                 OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                            SINCE
--------------------------------------------------------------------------------------------------
William L. Braman, Born: 1953                                                                 2001
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

--------------------------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                                                  2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock
Financial Services, Inc. (until 2001).

--------------------------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                                                 2001
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

--------------------------------------------------------------------------------------------------
William H. King, Born: 1952                                                                   2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

--------------------------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                                   2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

(1) Each Trustee serves until resignation, retirement age or until his or her successor is elected.
(2) Member of Audit Committee.
(3) Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

--------------------------
FOR YOUR INFORMATION
--------------------------

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

--------------------------
HOW TO CONTACT US
--------------------------

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713

                              [JOHN HANCOCK LOGO]
                       ----------------------------------
                               JOHN HANCOCK FUNDS

                               1-800-225-5291
                               1-800-554-6713 (TDD)
                               1-800-338-8080 EASI-Line

                               www.jhfunds.com

                       ----------------------------------
                       Now available: electronic delivery
                        www.jhancock.com/funds/edelivery
                       ----------------------------------

                       This report is for the information of
                       the shareholders of the John Hancock
                       High Income Fund.

                                                                      7200A 5/02
                                                                            7/02

                          John Hancock

                          Strategic
--------------------------------------------------------------------------------
                                   INCOME FUND

--------------------------
         ANNUAL
         REPORT
--------------------------

                   5.31.02

                                      Sign up for electronic delivery at
                                      www.jhancock.com/funds/edelivery


                               [JOHN HANCOCK LOGO]
                               -------------------
                               JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

--------------------------
WELCOME
--------------------------

   Table of contents
--------------------------
   Your fund at a glance
   page 1
--------------------------
   Managers' report
   page 2
--------------------------
   A look at performance
   page 6
--------------------------
   Growth of $10,000
   page 7
--------------------------
   Fund's investments
   page 8
--------------------------
   Financial statements
   page 18
--------------------------
   Trustees &officers
   page 34
--------------------------
   For your information
   page 37
--------------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through May 31, 2002, with the Dow Jones Industrial Average returning -0.22% and the Standard & Poor's 500 Index returning -6.49%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 17.16% in the first five months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor.

Sincerely,

/s/ Maureen R. Ford
-------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

--------------------------
YOUR FUND AT A GLANCE
--------------------------

The Fund seeks high current income by investing primarily in foreign government and corporate debt from developed and emerging markets, U.S. government and agency securities and U.S. high-yield bonds.

Over the last twelve months

o High-yield bonds improved as demand strengthened and the outlook for the economy improved.

o The Fund's stake in emerging-market bonds and securities issued by casinos aided performance.

o Weakness in the U.S. dollar prompted more Fund purchases of foreign bonds.

John Hancock Strategic Income Fund
Fund performance for the year ended May 31, 2002.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Strategic Income Fund". Under the heading is a note that reads "Fund performance for the year ended May 31, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.22% total return for Class A. The second bar represents the 5.49% total return for Class B. The third bar represents the 5.49% total return for Class C. The fourth bar represents the 4.34% total return for Class I*. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. * From inception September 4, 2001 to May 31, 2002."]
--------------------------------------------------------------------------------

Top 10 issuers

30.0%    U.S. Treasury
13.1%    Government of Canada
7.1%     Federation of Russia
4.6%     Government of New Zealand
4.3%     Government of Norway
2.0%     Federative Republic of Brazil
1.9%     Republic of Colombia
1.2%     Pemex Project Funding Master Trust
1.1%     Buoni Poliennali Del Tes
0.9%     Midland Funding Corp. II

As a percentage of net assets on May 31, 2002.

--------------------------
MANAGERS' REPORT
--------------------------

BY FREDERICK L. CAVANAUGH, Jr., and DANIEL S. JANIS, III,
PORTFOLIO MANAGERS

John Hancock

Strategic Income Fund

"U.S. Treasury bonds spent the year rotating in and out of investors' favor."

Changing expectations about inflation, interest rates and the health of the economy had an uneven effect on various types of bonds during the 12-month period ended May 31, 2002. After coming under pressure last summer and fall due to weakening economic conditions and the events of September 11, 2001, high-yield corporate securities gathered steam beginning in November, as hopes for a 2002 economic recovery took hold. High-yield bonds can benefit from an improving economy, which can help boost the health -- and credit ratings -- of low-quality issuers. As hopes for a recovery strengthened early in 2002, investors began to step up their purchases of high-yield securities. Strong demand continued throughout the spring, although increased supply muted the high-yield market's progress. It wasn't so much that high-yield companies were issuing more debt. Rather, one-time investment-grade companies -- such as WorldCom, Qwest and others -- were downgraded to high-yield credit ratings.

U.S. Treasury bonds spent the year rotating in and out of investors' favor. Weak economic conditions, interest-rate cuts and the terrorist attacks fueled increased demand for Treasuries in the fall amid a flight to safety. Demand waned in late 2001 and early 2002 as investors sought greener pastures in stocks and high-yield bonds. But the spring brought dashed expectations about the strength of the economic rebound and increased concerns about corporate accounting practices, fueling strong demand for Treasuries.

High-yielding bonds issued by emerging-market governments -- such as those in Latin America and Russia -- posted strong returns during the year, buoyed by stronger demand from yield-hungry investors who recognized improving financial conditions in many developing nations. On the other hand, bonds from

--------------------------------------------------------------------------------
[Photos' of Fred Cavanaugh and Dan Janis flush right next to first paragraph.]
--------------------------------------------------------------------------------

developed nations turned in flat returns for the year, due to weak demand and the threat of higher interest rates.

FUND PERFORMANCE

For the 12 months ended May 31, 2002, John Hancock Strategic Income Fund's Class A, Class B and Class C shares had total returns of 6.22%, 5.49% and 5.49%, respectively, at net asset value. This compared with the 4.76% return of the average multi-sector income fund, according to Lipper, Inc.1 Class I shares, which were launched September 4, 2001, returned 4.34% through May 31, 2002. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

One factor behind the Fund's outperformance of its peers was our relatively large weighting in emerging-market government bonds. Our holdings in Russian government bonds benefited from the rising price of oil, that country's major export. And, despite ongoing problems in Argentina, which we did not own during the period, our holdings in other Latin American countries -- including Mexico, Colombia, Panama and Venezuela -- performed quite well thanks to improving economic and fiscal conditions in those countries.

HIGH-YIELD WINNERS AND LOSERS

Although emerging-market bonds helped our relative outperformance, the biggest contributor to our performance was our individual security selection. In choosing securities, we use bottom-up research to identify those that we believe are comparatively undervalued and whose issuers are in reasonable

"...emerging-market bonds helped our relative outperformance..."

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Foreign governments 40%, the second is U.S. government 30%, the third Leisure 6%, the fourth Telecommunications 4%, and the fifth Oil & gas 3%.]
--------------------------------------------------------------------------------

financial shape. By taking this bond-by-bond approach to investing, we avoided the pitfalls encountered by some less well-diversified funds that may have had more than their share of weaker performers.

One of our best performers during the period was moving company North American Van Lines, which benefited from significantly improved operating performance and the ongoing boom in housing. Satellite company Innova also posted strong returns, in part in recognition that the company's earnings had turned positive. Our holdings in Polish cellular company PTC Telecom performed well when that company received a credit rating upgrade.

A rebound in travel helped boost some of our hotel and casino holdings, particularly those whose business comes more from nearby visitors who travel by car, rather than airplane. Among

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-02." The chart is divided into five sections (from top to left): Foreign government bonds 40%, U.S. government bonds 30%, Corporate bonds 26%, Preferred & common stock 1% and Short-term investments & other 3%.]
--------------------------------------------------------------------------------

our holdings that fit that bill and performed relatively well as a result were Coast Hotels & Casinos, Mandalay Resorts and Mohegan Tribal Gaming Authority.

Not surprisingly, given overall market conditions, some of our telecommunications holdings proved to be our biggest disappointments, most notably MetroNet Communications, Alamosa Delaware and American Cellular. They slumped due to slack demand for telecommunications equipment of all types.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Russian government bonds followed by an up arrow with the phrase "Rising price of chief export oil helps lift financial health." The second listing is North American Van Lines followed by an up arrow with the phrase "Housing boom has America on the move." The third listing is Alamosa Delaware followed by a down arrow with the phrase "Shrinking demand for cell phones causes slump."]
--------------------------------------------------------------------------------

"In our view, high-yield bonds are likely to face some ongoing near-term challenges..."

INCREASED FOREIGN HOLDINGS

After a nearly five-year stint as the world's leading currency, the U.S. dollar showed some signs of weakness as foreign investors responded to anemic economic conditions and political uncertainty by taking some of their investments out of America. To take advantage of this trend, we added to our non-U.S.-dollar-denominated holdings in foreign government bonds in Canada, Norway and some emerging markets. In choosing non-U.S.-dollar investments, we selected those that could benefit from favorable currency trends as well as favorable bond fundamentals.

OUTLOOK

In our view, high-yield bonds are likely to face some ongoing near-term challenges, including a rather lackluster economic recovery, periodic struggles with increased supply and a general lack of liquidity in the market. That said, once economic conditions improve, liquidity might return to the high-yield market, which is priced quite attractively at present. We plan to maintain a cautious approach to U.S. Treasuries, given our concerns about further weakening of the dollar. As for foreign markets, we'll look to those that offer the potential for attractive returns on a fundamental basis.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

--------------------------
A LOOK AT PERFORMANCE
--------------------------

For the period ended May 31, 2002

                         Class A    Class B    Class C    Class I(1)    Index 1
Inception date           8-18-86    10-4-93     5-1-98     9-4-01            --
--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                    1.46%      0.58%      3.41%        --          7.85%
Five years                  4.32%      4.27%        --         --          7.55%
Ten years                   6.54%        --         --         --          7.42%
Since inception               --       6.19%      2.38%      4.34%(2)        --

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                    1.46%      0.58%      3.41%        --          7.85%
Five years                 23.53%     23.27%        --         --         43.91%
Ten years                  88.45%        --         --         --        104.57%
Since inception               --      68.13%     10.07%      4.34%           --

--------------------------------------------------------------------------------
SEC 30-day yield as of May 31, 2002
--------------------------------------------------------------------------------
                            6.54%      6.15%      6.08%      7.39%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) For certain types of investors as described in the Fund's prospectus for Class I shares.

(2) Not annualized.

--------------------------
GROWTH OF $10,000
--------------------------

Index 1: Lehman Brothers Government/ Credit Bond Index, an index of U.S. government bonds, U.S. corporate bonds and Yankee bonds

Index 2: The Merrill Lynch Government Master Index, an index of fixed-rate U.S. Treasury and agency securities

Index 3: The Merrill Lynch High Yield Master II Index, an index of Yankee and high-yield bonds

Index 4: Salomon Smith Barney World Government Bond Index, an index of bonds issued by governments in the U.S., Europe and Asia

For future reports the Adviser has chosen to remove Index 1 and will use the remaining indexes, which more closely represent the investment strategy of the Fund.

It is not possible to invest in an index.

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in four separate indexes.

[THE PRINTED MATERIALS HAVE A MOUNTAIN CHART HERE.]

--------------------------------------------------------------------------------
                                          Class B(1)    Class C(1)    Class I(2)
--------------------------------------------------------------------------------
Period beginning                          10-4-93        5-1-98        9-4-01
Without sales charge                      $16,813       $11,119       $10,434
With maximum sales charge                      --       $11,007            --
Index 1                                   $17,248       $13,047       $10,340
Index 2                                   $17,143       $13,085       $10,360
Index 3                                   $16,690       $10,377       $10,120
Index 4                                   $14,716       $11,363       $10,220

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of May 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

(1) No contingent deferred sales charge applicable.

(2) For certain types of investors as described in the Fund's prospectus for Class I shares.

FINANCIAL STATEMENTS

--------------------------
FUND'S INVESTMENTS
--------------------------

This schedule is divided into four main categories: long-term debt, preferred stocks and warrants, common stocks and short-term investments. The long-term debt, preferred stocks and warrants and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on May 31, 2002

ISSUER, DESCRIPTION,                                           INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                  RATE        RATING*      (000s OMITTED)           VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM DEBT 96.05%                                                                                   $1,136,939,384
----------------------------------------------------------------------------------------------------------------------
(Cost $1,162,916,944)

Advertising 0.17%                                                                                           $2,057,461
Go Outdoor Systems Holdings S.A.,
  Sr Sub Note (France) 07-15-09 (E)                             10.500%     B-               $1,900          2,057,461

Aerospace 0.12%                                                                                              1,380,960
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                    10.910      B+                1,500          1,380,960

Automobiles/Trucks 0.42%                                                                                     5,006,250
Dura Operating Corp.,
  Sr Note 04-15-12 (R)                                           8.625      B+                3,000          3,116,250
United Auto Group, Inc.,
  Sr Sub Note 03-15-12 (R)                                       9.625      B                 1,800          1,890,000

Banks -- United States 0.56%                                                                                 6,696,776
Colonial Bank,
  Sub Note 06-01-11                                              9.375      BBB-              3,650          3,935,576
CSBI Capital Trust I,
  Sec Co Gtd Bond Ser A 06-06-27                                11.750      B-                2,340          2,761,200

Building 0.23%                                                                                               2,672,631
Celulosa Arauco y Constitucion S.A
  Bond (Chile) 09-13-11                                          7.750      BBB+              2,600          2,672,631

Chemicals 0.20%                                                                                              2,380,000
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R)                                    10.625      BB-               3,400          2,380,000


See notes to
financial statements.
8

ISSUER, DESCRIPTION,                                           INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                  RATE        RATING*      (000s OMITTED)           VALUE

Consumer Products 0.00%                                                                                           $401
Hedstrom Corp.,
  Sr Sub Note 06-01-07 (B)                                      10.000%     D                $4,011                401

Containers 0.41%                                                                                             4,867,200
Owens-Brockway Glass Container, Inc.,
  Sr Sec Note 02-15-09 (R)                                       8.875      BB                4,680          4,867,200

Energy 0.34%                                                                                                 3,978,000
AEI Holding Co., Inc.
  Tranche Note 09-03-05 (B)                                       Zero      D                 3,400          3,978,000

Finance 2.00%                                                                                               23,691,654
Alamosa Delaware, Inc.
  Note 02-01-11                                                 12.500      CCC               4,400          3,674,000
Pemex Project Funding Master Trust,
  Gtd Note (Mexico) 02-15-08                                     8.500      BB+               7,000          7,428,750
  Note (Mexico) 02-01-09 (R)                                     7.875      BBB-              6,550          6,681,000
PTC International Finance II B.V.,
  Sr Sub Disc Note, Step Coupon (10.75%,
  07-01-02) (Netherlands) 07-01-07 (A)                            Zero      B+                1,750          1,785,000
PTC International Finance II S.A.,
  Sr Sub Note (Luxembourg) 12-01-09 (E)                         11.250      B+                2,400          2,376,904
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07                                 11.375      B+                1,800          1,746,000

Food 0.15%                                                                                                   1,739,610
Dean Foods Co.,
  Sr Note 08-01-07                                               8.150      BB-               1,700          1,739,610

Funeral Services & Related 0.37%                                                                             4,334,000
Service Corp. International
  Sr Note 03-15-03                                               6.300      BB-               4,400          4,334,000

Government -- Foreign 40.43%                                                                               478,565,982
Brazil, Federative Republic of,
  Bond (Brazil) 04-02-09 (E)                                    11.500      BB-               5,720          4,489,209
  Note (Brazil) 01-11-12                                        11.000      BB-               9,500          7,728,250
  Unsub Note (Brazil) 10-15-09                                  14.500      BB-              11,500         11,442,500
Bonos Y Oblig Del Estado,
  Bond (Spain) 07-30-04 (E)                                      4.500      AA+               9,500          8,899,094
Buoni Poliennali Del Tes,
  Bond (Italy) 08-01-11 (E)                                      5.250      AA               14,305         13,318,633
Canada, Government of,
  Bond (Canada) 12-01-02 #                                       6.000      AA+               7,475          4,964,173
  Bond (Canada) 09-01-05 #                                       6.000      AAA              17,000         11,567,343
  Bond (Canada) 12-01-05 #                                       8.750      AAA              30,000         22,201,374
  Bond (Canada) 12-01-06 #                                       7.000      AAA              45,000         31,976,063
  Bond (Canada) 06-01-08 #                                       6.000      AAA              10,000          6,796,139
  Bond (Canada) 06-01-09 #                                       5.500      AAA              49,000         32,307,932
  Bond (Canada) 06-01-10 #                                       5.500      AA+              33,425         21,913,937
  Bond (Canada) 06-01-29 #                                       5.750      AA+              35,525         23,040,101
Colombia, Republic of,
  Bond (Colombia) 04-09-11                                       9.750      BBB               7,638          7,856,014


                                                           See notes to
                                                           financial statements.

ISSUER, DESCRIPTION,                                           INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                  RATE        RATING*      (000s OMITTED)           VALUE

Government -- Foreign (continued)
  Bond (Colombia) 02-25-20                                      11.750%     BB               $5,700         $5,650,125
  Note (Colombia) 01-31-08 (E)                                  11.375      BB                7,000          6,572,923
  Note (Colombia) 01-23-12                                      10.000      BB                2,900          2,792,700
Mexican States, United
  Bond (Mexico) 02-17-09                                        10.375      BBB-              3,800          4,451,700
  Bond (Mexico) 08-15-31                                         8.300      BBB+              7,100          7,064,500
  Note (Mexico) 01-14-11                                         8.375      BB+               7,200          7,653,600
New Zealand, Government of,
  Bond (New Zealand) 11-15-06 #                                  8.000      AAA              54,850         27,602,115
  Bond (New Zealand) 11-15-11 #                                  6.000      AAA              59,650         27,108,624
Norway, Government of,
  Bond (Norway) 10-31-02 #                                       9.500      AAA             406,275         51,101,924
Panama, Republic of,
  Bond (Panama) 02-08-11                                         9.625      BB                8,900          9,113,600
Philippines, Republic of,
  Bond (Philippine Islands) 01-18-17                             9.375      BB+               6,900          7,288,470
  Note (Philippine Islands) 03-12-09                             8.375      BB+               2,775          2,847,844
Russia, Federation of,
  Unsub Note (Russia) 06-26-07                                  10.000      B                35,612         38,193,870
  Unsub Note (Russia) 03-31-10                                   8.250      B                19,480         19,236,500
  Unsub Note (Russia) 07-24-18                                  11.000      B+               11,650         12,931,500
  Unsub Note (Russia) 06-24-28                                  12.750      B                11,400         14,099,520
Sweden, Kingdom of,
  Bond (Sweden) 01-15-04 #                                       5.000      AAA              61,300          6,290,317
  Bond (Sweden) 05-05-03 #                                      10.250      AAA              57,500          6,183,070
Uruguay, Republic of,
  Note (Uruguay) 03-25-09                                        7.875      BB-               5,050          3,686,500
  Note (Uruguay) 09-26-05 #                                      7.000      BB-               5,850          4,099,318
  Note (Uruguay) 01-20-12                                        7.625      BB-               1,550          1,061,750
Venezuela, Republic of,
  Bond (Venezuela) 09-15-27                                      9.250      B                 7,350          5,034,750

Government -- U.S. 30.00%                                                                                  355,105,070
United States Treasury,
  Bond 11-15-02                                                 11.625      AAA              20,000         20,871,100
  Bond 08-15-05                                                  6.500      AAA              19,300         20,877,775
  Bond 08-15-05                                                 10.750      AAA              33,000         39,844,860
  Bond 02-15-16                                                  9.250      AAA              27,600         37,409,868
  Bond 08-15-19                                                  8.125      AAA              60,500         76,447,195
  Bond 08-15-23                                                  6.250      AAA              29,215         30,881,131
  Bond 11-15-28                                                  5.250      AAA              35,400         32,866,422
  Note 08-31-02                                                  6.250      AAA              15,800         15,971,430
  Note 08-15-04                                                  7.250      AAA              17,100         18,517,419
  Note 08-15-07                                                  6.125      AAA              23,600         25,437,260
  Note 02-15-11                                                  5.000      AAA              17,000         17,017,850
  Note 08-15-11                                                  5.000      AAA              19,000         18,962,760

Leisure 5.70%                                                                                               67,445,094
Coast Hotels and Casinos, Inc.,
  Gtd Sr Note 04-01-09 (R)                                       9.500      B                 1,150          1,219,000
  Sr Sub Deb 04-01-09                                            9.500      B                 2,500          2,643,750


See notes to
financial statements.
10

ISSUER, DESCRIPTION,                                           INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                  RATE        RATING*      (000s OMITTED)           VALUE

Leisure (continued)
Fox Family Worldwide, Inc.,
  Sr Disc Note, Step Coupon (10.25%,
  11-01-02) 11-01-07 (A)                                          Zero      A-               $2,400         $2,574,000
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                                         7.875%     BB-               7,900          7,672,875
Hockey Co. (The)/Sport Maska, Inc.,
  Unit (Sr Sec Note & Sr Sec Note) (Canada)
  04-15-09 (R)                                                  11.250      B                 3,000          3,045,000
Isle of Capri Casinos, Inc.,
  Sr Sub Note 03-15-12 (R)                                       9.000      B                 4,500          4,702,500
Jacobs Entertainment, Inc.,
  Sr Sec Note 02-01-09 (R)                                      11.875      B                 4,550          4,777,500
Jupiters Ltd.,
  Sr Note (Australia) 03-01-06                                   8.500      BB+               4,100          4,223,000
Majestic Investor Holding LLC/Majestic
  Investor Capital Corp.,
  Gtd Sr Sec Note  11-30-07 (R)                                 11.653      B                 5,500          5,225,000
Mandalay Resort Group,
  Sr Sub Note 02-15-10                                           9.375      BB-               3,850          4,129,125
Mohegan Tribal Gaming Authority,
  Sr Sub Note 04-01-12                                           8.000      BB-               4,450          4,472,250
Penn National Gaming, Inc.,
  Sr Sub Note Ser B 03-01-08                                    11.125      B-                5,200          5,616,000
Station Casinos, Inc.,
  Sr Note 02-15-08                                               8.375      BB-               2,650          2,729,500
Sun International Hotels Ltd./Sun International
  North America, Inc.
  Sr Sub Note (Bahamas) 08-15-11                                 8.875      B+                3,325          3,416,437
  Sr Sub Note (Bahamas) 12-15-07                                 8.625      B+                1,110          1,132,200
  Sr Sub Note (Bahamas) 08-15-11                                 8.875      B+                1,825          1,875,187
Waterford Gaming LLC,
  Sr Note  03-15-10 (R)                                          9.500      B+                7,759          7,991,770

Linen Supply & Related 0.37%                                                                                 4,372,975
Coinmach Corp.,
  Sr Note 02-01-10 (R)                                           9.000      B                 4,220          4,372,975

Media 2.52%                                                                                                 29,846,421
Callahan Nordrhein-Westfalen GmbH,
  Sr Note (Germany) 07-15-11 (E)                                14.125      CC                2,250            210,221
CORUS Entertainment, Inc.,
  Sr Sub Note (Canada) 03-01-12 (R)                              8.750      B+                1,360          1,404,200
CSC Holdings Inc.,
  Sr Sub Deb 02-15-13                                            9.875      BB-               4,000          3,970,000
EchoStar DBS Corp.,
  Sr Note 02-01-09                                               9.375      B+                4,300          4,364,500
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                           8.625      B+                4,100          4,141,000
  Sr Sub Note Ser B 10-01-09                                     8.750      B+                3,500          3,535,000


                                                           See notes to
                                                           financial statements.

ISSUER, DESCRIPTION,                                           INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                  RATE        RATING*      (000s OMITTED)           VALUE

Media (continued)
Grupo Televisa S.A.,
  Bond (Mexico) 03-11-32                                         8.500%     BBB-             $2,300         $2,219,500
  Note (Mexico) 09-13-11 (R)                                     8.000      BBB-              1,700          1,717,000
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07                                     12.875      B-                7,150          6,721,000
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                        12.500      CCC+              3,400          1,564,000

Medical 0.26%                                                                                                3,068,000
Select Medical Corp.,
  Sr Sub Note 06-15-09                                           9.500      B                 2,950          3,068,000

Metal 0.19%                                                                                                  2,242,000
Centaur Mining & Exploration Ltd.,
  Sr Note (Australia) 12-01-07 (B)                              11.000      D                 2,500            100,000
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08                                   8.875      BBB-              2,100          2,142,000

Oil & Gas 3.29%                                                                                             38,992,875
Chesapeake Energy Corp.,
  Sr Note 04-01-11                                               8.125      B+                6,000          6,015,000
Comstock Resources, Inc.,
  Gtd Sr Note 05-01-07 (R)                                      11.250      B-                3,050          3,172,000
  Sr Note 05-01-07                                              11.250      B-                3,125          3,296,875
Giant Industries, Inc.,
  Sr Sub Note 05-15-12 (R)                                      11.000      B                 2,700          2,511,000
Key Energy Services, Inc.,
  Sr Sub Note Ser B 01-15-09                                    14.000      B                 3,374          3,947,580
Ocean Rig Norway A.S.,
  Sr Sec Note (Norway) 06-01-08                                 10.250      CCC               5,400          4,860,000
Parker Drilling Co.,
  Gtd Sr Note 11-15-06                                          10.125      BB                4,500          4,646,250
Pennzoil-Quaker State Co.,
  Note 12-01-02                                                  9.400      BB+               4,500          4,619,520
Transocean, Inc.,
  Note 12-15-08                                                  9.500      A-                3,750          4,452,900
XTO Energy, Inc.,
  Sr Note 04-15-12                                               7.500      BB                1,450          1,471,750

Paper & Paper Products 2.06%                                                                                24,426,533
Corporacion Durango S.A. de C.V.,
  Sr Note (Mexico) 08-01-06                                     13.125      B+               12,020         12,140,200
Kappa Beheer BV,
  Sr Sub Note (Netherlands) 07-15-09 (E) (R)                    10.625      B                 5,850          6,012,333
Longview Fibre Co.,
  Sr Sub Note 01-15-09 (R)                                      10.000      B+                2,125          2,210,000
Stone Container Corp.,
  Sr Note 02-01-08                                               9.250      B                 2,000          2,120,000
  Sr Note 02-01-11                                               9.750      B                 1,800          1,944,000

Printing -- Commercial 0.25%                                                                                 2,970,000
American Color Graphics, Inc.,
  Sr Sub Note 08-01-05                                          12.750      B-                3,000          2,970,000


See notes to
financial statements.
12

ISSUER, DESCRIPTION,                                           INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                  RATE        RATING*      (000s OMITTED)           VALUE

Telecommunications 3.34%                                                                                   $39,503,383
American Cellular Corp.,
  Sr Sub Note 10-15-09                                           9.500%     CCC-             $3,000          1,170,000
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon (10.625%,
  11-15-02) 11-15-07 (A)                                          Zero      B                 5,000          4,250,000
Esprit Telecom Group Plc,
  Sr Note (United Kingdom) 12-15-07 (B)                         11.500      D                 1,550                  0
  Sr Note (Germany) 06-15-08 (B)#                               11.000      D                 2,990              3,571
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06                                     14.250      B+                4,000          3,720,000
Micadant Plc,
  Sr Disc Note, Step Coupon (15.00%, 05-01-02)
  (United Kingdom) 05-01-07 (A) (B)                               Zero      Ca                6,000                  1
Loral CyberStar, Inc.,
  Gtd Sr Note 07-15-06                                          10.000      B                 3,751          2,813,250
McCaw International Ltd.,
  Sr Disc Note, Step Coupon (13.00%, 04-15-02)
  04-15-07 (A)                                                    Zero      D                 9,500            570,000
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (B)                                      11.000      D                 5,000            750,000
MetroNet Communications Corp.,
  Sr Disc Note, Step Coupon (10.75%, 11-01-02)
  (Canada) 11-01-07 (A)                                           Zero      CC                4,400            616,000
  Sr Note (Canada) 08-15-07                                     12.000      CC                4,000            600,000
Nextel International, Inc.,
  Sr Note 08-01-10 (B)                                          12.750      D                 4,600            322,000
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon (14.00%, 02-01-04)
  02-01-09 (A)                                                    Zero      CCC+              4,565          2,099,900
ONO Finance Plc,
  Sr Sub Note (United Kingdom) 05-01-09 (E)                     13.000      CCC+              4,450          1,538,354
  Sr Sub Note (United Kingdom) 07-15-10 (E)                     14.000      CCC+              2,800            994,114
PanAmSat Corp.,
  Gtd Sr Note 02-01-12 (R)                                       8.500      B                 2,550          2,556,375
Rogers Cablesystems Ltd.,
  Sr Sec Debt (Canada) 01-15-14 #                                9.650      BBB-              2,000          1,321,990
Sinclair Broadcast Group, Inc.,
  Sr Sub Note 03-15-12 (R)                                       8.000      B                 4,625          4,601,875
  Sr Sub Note 03-15-12 (R)                                       8.750      B                   950            988,000
TeleCorp PCS, Inc.,
  Sr Sub Disc Note, Step Coupon (11.625%,
  04-15-04)  04-15-09 (A)                                         Zero      BBB               3,048          2,674,620
Tritel PCS, Inc.,
  Sr Disc Note, Step Coupon (12.75%, 05-15-04)
  05-15-09 (A)                                                    Zero      BBB               1,669          1,464,547
Triton PCS, Inc.,
  Sr Sub Note 02-01-11                                           9.375      B-                2,900          2,653,500


                                                           See notes to
                                                           financial statements.

ISSUER, DESCRIPTION,                                           INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                  RATE        RATING*      (000s OMITTED)           VALUE

Telecommunications  (continued)
Versatel Telecom International NV,
  Sr Note (Netherlands) 05-15-08 (B)                            13.250%     CC               $2,400           $696,000
  Sr Note Ser EU (Netherlands) 07-15-09 (E) (B)                 11.875      CC                2,900            747,286
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                              11.500      BBB+              2,100          2,352,000

Transportation 1.15%                                                                                        13,576,286
CHC Helicopter Corp.,
  Sr Sub Note (Canada) 07-15-07 (E)                             11.750      B                 2,146          2,248,157
Fine Air Services, Inc.,
  Sr Note 06-01-08 (B)                                           9.875      D                 4,093              5,116
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09 (R)                                      13.375      B-                6,300          6,678,000
Northwest Airlines, Inc.,
  Gtd Sr Note 03-15-07                                           9.875      B+                3,400          3,383,000
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note (Greece) 12-31-07 (R)                             10.500      Caa2              1,424            641,013
Petroleum Helicopters, Inc.,
  Sr Note 05-01-09 (R)                                           9.375      BB-                 600            621,000

Utilities 1.52%                                                                                             18,019,822
AES Corp.,
  Sr Note 06-01-09                                               9.500      BB-               1,850          1,415,250
Midland Funding Corp. I,
  Deb 07-23-02                                                  10.330      BBB-              1,087          1,083,401
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                            11.750      BB+               4,250          4,505,000
  Deb Ser B 07-23-06                                            13.250      BB+               5,600          6,272,000
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R)                              9.625      BBB-              2,617          2,826,064
Niagara Mohawk Power Corp.,
  Sec Facil Bond 01-01-18                                        8.770      A                 1,855          1,918,107

                                                                                           NUMBER OF
                                                                                           SHARES OR
ISSUER, DESCRIPTION                                                                        WARRANTS              VALUE
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS AND WARRANTS 1.09%                                                                        $12,876,568
----------------------------------------------------------------------------------------------------------------------
(Cost $28,516,443)

Consumer Product 0.00%                                                                                               0
Hedstrom Corp., Warrant **                                                                   12,539                  0

Finance 0.21%                                                                                                2,537,600
Credit Lyonnais Capital S.C.A., 9.50% Depositary Shares,
  Preferred Stock (R)                                                                       100,000          2,537,600

Real Estate Operations 0.08%                                                                                   900,000
Anthracite Capital, Inc., Ser B, 10.00%, Preferred Stock                                     45,000            900,000

Telecommunications 0.77%                                                                                     9,049,028
Allegiance Telecom, Inc., Warrant **                                                          3,500            140,000
COLT Telecom Plc, Warrant (United Kingdom) (R) # **                                           5,000          4,389,173


See notes to
financial statements.
14

                                                                                           NUMBER OF
                                                                                           SHARES OR
ISSUER, DESCRIPTION                                                                        WARRANTS              VALUE

Telecommunications (continued)
Comunicacion Celular S.A., Warrant (Colombia) **                                              5,000                $50
EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R)                                   113,313            226,626
ICG Holdings, Inc., 14.00% Preferred Stock                                                    3,247             35,717
Loral Space & Communications Ltd., Warrant **                                                 5,000                 50
Loral Space & Communications Ltd., Warrant **                                                37,000             46,250
McCaw International Ltd., Warrant **                                                          7,000              8,750
MetroNet Communications Corp., Warrant (Canada) (R) **                                        2,250            209,250
NTL Inc., 13.00%, Ser B, Preferred Stock                                                      6,881          2,236,325
Occidente y Caribe Celular S.A., Warrant (Colombia) (R) **                                   16,000                160
ONO Finance Plc, Warrant (United Kingdom) (E) (R) **                                          2,950                345
ONO Finance Plc, Warrant (United Kingdom) (R) **                                              1,500                188
Rural Cellular Corp., 11.375%, Ser B, Preferred Stock                                         1,516            454,800
XO Communications, Inc., 14.00%, Preferred Stock                                            162,668          1,301,344

Transportation 0.03%                                                                                           389,940
Pacific & Atlantic Holdings, Inc., 7.50%,
  Ser A Cum Conv Preferred Stock (Greece)                                                    77,988            389,940

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 0.41%                                                                                         $4,801,527
----------------------------------------------------------------------------------------------------------------------
(Cost $10,113,873)

Food 0.01%                                                                                                      85,200
TLC Beatrice International Holdings, (Class A) (r) **                                        20,000             85,200

Oil & Gas 0.07%                                                                                                796,928
Key Energy Services, Inc. **                                                                 72,448            796,928

Real Estate Operations 0.06%                                                                                   750,724
Anthracite Capital, Inc.                                                                     57,748            750,724

Retail 0.00%                                                                                                     8,579
Decorative Home Accents, Inc. **                                                              1,000                  1
SpinCycle, Inc. **                                                                              667              8,578

Telecommunications 0.27%                                                                                     3,160,096
Deutsche Telekom AG, American Depositary
  Receipt (ADR) (Germany)                                                                     8,253             89,132
Horizon Natural Resources Co. **                                                            247,024          3,060,000
International Wireless Communications Holdings, Inc.                                        145,034                  1
Micadant Group Plc, ADR
  (United Kingdom) (B)#                                                                     398,607                  6
Versatel Telecom International NV, ADR (Netherlands) **                                       2,666             10,957


                                                           See notes to
                                                           financial statements.

ISSUER, DESCRIPTION,                                                      INTEREST      PAR VALUE
MATURITY DATE                                                             RATE          (000s OMITTED)           VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 0.32%                                                                                $3,812,000
----------------------------------------------------------------------------------------------------------------------
(Cost $3,812,000)

Joint Repurchase Agreement 0.32%
Investment in a joint repurchase agreement
  transaction with Barclays Capital, Inc. --
  Dated 5-31-02, due 6-03-02 (Secured by U.S.
  Treasury Inflation Indexed Note, 3.875%
  due 01-15-09)                                                             1.77%            $3,812         $3,812,000

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.87%                                                                                $1,158,429,479
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET 2.13%                                                                    $25,215,809
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                                                $1,183,645,288
----------------------------------------------------------------------------------------------------------------------

* Credit ratings are unaudited and rated by Moody's Investor Services or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

**  Non-income producing security.

# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $97,680,857 or 8.25% of the Fund's net assets as of May 31, 2002.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                             VALUE AS A    VALUE
                                                             PERCENTAGE    AS OF
                                 ACQUISITION   ACQUISITION   OF FUND'S   MAY 31,
    ISSUER, DESCRIPTION          DATE          COST          NET ASSETS     2002
    ----------------------------------------------------------------------------
    TLC Beatrice International
      Holdings (Class A),
      common stock                11-25-87       $76,000        0.01%    $85,200

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S.-dollar denominated, unless indicated otherwise.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.
16

FINANCIAL STATEMENTS

--------------------------
PORTFOLIO CONCENTRATION
--------------------------

Securities owned by the Fund on May 31, 2002 (unaudited)

These tables show the percentages of the Fund's investments aggregated by various countries and concentration of investments aggregated by the quality rating for each debt security.

                                                           VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                                     OF FUND'S NET ASSETS
--------------------------------------------------------------------------------
Australia                                                                  0.55%
Bahamas                                                                    0.54
Brazil                                                                     2.20
Canada                                                                    13.88
Chile                                                                      0.23
Colombia                                                                   1.93
France                                                                     0.17
Germany                                                                    0.03
Greece                                                                     0.09
Italy                                                                      1.12
Luxembourg                                                                 0.20
Mexico                                                                     5.44
Netherlands                                                                0.78
New Zealand                                                                4.63
Norway                                                                     4.73
Panama                                                                     0.77
Philippines                                                                0.86
Russia                                                                     7.14
Spain                                                                      0.75
Sweden                                                                     1.05
United Kingdom                                                             0.58
United States                                                             49.03
Uruguay                                                                    0.75
Venezuela                                                                  0.42

Total investments                                                         97.87%

QUALITY DISTRIBUTION
--------------------------------------------------------------------------------
AAA                                                                       48.86%
AA                                                                         6.10
A                                                                          0.75
BBB                                                                        4.26
BB                                                                        12.33
B                                                                         21.63
CCC                                                                        1.40
CC                                                                         0.24
C                                                                          0.00
D                                                                          0.48

Total bonds                                                               96.05%

                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

--------------------------
ASSETS AND LIABILITIES
--------------------------

May 31, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $1,205,359,260)                       $1,158,429,479
Cash                                                                  3,980,474
Foreign cash at value (cost $1,256,862)                               1,252,399
Receivable for investments sold                                         808,000
Receivable for shares sold                                            1,765,870
Receivable for forward foreign currency exchange contracts               66,541
Dividends and interest receivable                                    29,520,332
Other assets                                                             75,578
Total assets                                                      1,195,898,673

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     4,778,000
Payable for shares repurchased                                          965,709
Dividends payable                                                       239,509
Payable for forward foreign currency exchange contracts               5,406,568
Payable to affiliates                                                   646,087
Other payables and accrued expenses                                     217,512
Total liabilities                                                    12,253,385

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                   1,351,894,676
Accumulated net realized loss on investments and
  foreign currency transactions                                    (122,736,222)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies       (51,782,859)
Undistributed net investment income                                   6,269,693
Net assets                                                       $1,183,645,288

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($507,481,441 / 78,182,591 shares)                                $6.49
Class B ($555,251,097 / 85,542,723 shares)                                $6.49
Class C ($120,902,927 / 18,620,943 shares)                                $6.49
Class I ($9,823 / 1,513 shares)                                           $6.49

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A(1) ($6.49 / 95.5%)                                                $6.80
Class C ($6.49 / 99%)                                                     $6.56

(1) On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.
18

FINANCIAL STATEMENTS

--------------------------
OPERATIONS
--------------------------

For the year ended May 31, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest income (includes securities lending income of $430,709
  and net of foreign withholding taxes of $64,607)                  $90,471,202
Dividends (net of foreign withholding taxes of $411)                  2,079,426

Total investment income                                              92,550,628

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                             4,322,532
Class A distribution and service fee                                  1,512,874
Class B distribution and service fee                                  5,598,347
Class C distribution and service fee                                    933,764
Class A, B, and C transfer agent fee                                  2,083,505
Class I transfer agent fee                                                    4
Custodian fee                                                           338,025
Accounting and legal services fee                                       243,543
Registration and filing fee                                             121,069
Trustees' fee                                                            65,528
Auditing fee                                                             44,600
Miscellaneous                                                            42,901
Printing                                                                 20,615
Legal fee                                                                19,082
Interest expense                                                          2,640

Net expenses                                                         15,349,029

Net investment income                                                77,201,599

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on
Investments                                                         (40,263,397)
Foreign currency transactions                                          (464,728)
Change in unrealized appreciation (depreciation) of
Investments                                                          32,998,121
Translation of assets and liabilities in foreign currencies          (5,927,173)

Net realized and unrealized loss                                    (13,657,177)

Increase in net assets from operations                              $63,544,422


                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

--------------------------
CHANGES IN NET ASSETS
--------------------------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.

                                              YEAR                          YEAR
                                              ENDED                        ENDED
                                              5-31-01                    5-31-02
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                            $89,667,324        $77,201,599
Net realized loss                                (56,318,870)       (40,728,125)
Change in net unrealized appreciation
  (depreciation)                                  (2,836,316)        27,070,948

Increase in net assets resulting
  from operations                                 30,512,138         63,544,422

Distributions to shareholders
From net investment income
Class A                                          (42,127,636)       (35,588,615)
Class B                                          (41,602,751)       (35,951,697)
Class C                                           (3,663,254)        (5,929,845)
Class I(1)                                                --               (533)
From capital paid-in
Class A                                           (1,096,017)        (3,383,080)
Class B                                           (1,082,361)        (3,417,594)
Class C                                              (95,305)          (563,695)
Class I                                                   --                (51)

                                                 (89,667,324)       (84,835,110)

From fund share transactions                      83,972,634         69,000,333

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                            1,111,118,195      1,135,935,643

End of period(2)                              $1,135,935,643     $1,183,645,288

(1) Class I shares began operations on 9-4-01.
(2) Includes undistributed net investment income of $16,504,123 and $6,269,693, respectively.


See notes to
financial statements.
20

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                      5-31-98    5-31-99       5-31-00       5-31-01    5-31-02(1)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period               $7.54      $7.84         $7.46         $6.97      $6.61
Net investment income(2)             0.64       0.59          0.59          0.57       0.46
Net realized and unrealized
  gain (loss) on investments         0.34      (0.38)        (0.49)        (0.36)     (0.07)
Total from
  investment operations              0.98       0.21          0.10          0.21       0.39
Less distributions
From net investment income          (0.64)     (0.59)        (0.59)        (0.56)     (0.46)
From net realized gain              (0.04)        --            --            --         --
From capital paid-in                   --         --            --         (0.01)     (0.05)
                                    (0.68)     (0.59)        (0.59)        (0.57)     (0.51)
Net asset value,
  end of period                     $7.84      $7.46         $6.97         $6.61      $6.49
Total return(3) (%)                 13.43       2.77          1.37          3.15       6.22

----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                      $489       $541          $511          $512       $508
Ratio of expenses to
  average net assets (%)             0.92       0.89          0.91          0.93       0.93
Ratio of net investment
  income to average
  net assets (%)                     8.20       7.71          8.09          8.40       7.06
Portfolio turnover (%)                112         55(4)         36(4)         48         69


                                                           See notes to
                                                           financial statements.

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS B SHARES

PERIOD ENDED                       5-31-98    5-31-99       5-31-00       5-31-01    5-31-02(1)
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                $7.54      $7.84         $7.46         $6.97      $6.61
Net investment income(2)              0.59       0.53          0.54          0.52       0.42
Net realized and unrealized
  gain (loss) on investments          0.34      (0.38)        (0.49)        (0.35)     (0.08)
Total from investment operations      0.93       0.15          0.05          0.17       0.34
Less distributions
From net investment income           (0.59)     (0.53)        (0.54)        (0.52)     (0.42)
From net realized gain               (0.04)        --            --            --         --
From capital paid-in                    --         --            --         (0.01)     (0.04)
                                     (0.63)     (0.53)        (0.54)        (0.53)     (0.46)
Net asset value,
  end of period                      $7.84      $7.46         $6.97         $6.61      $6.49
Total return(3) (%)                  12.64       2.06          0.65          2.44       5.49

-----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                       $473       $619          $564          $555       $556
Ratio of expenses to
  average net assets (%)              1.62       1.59          1.61          1.63       1.63
Ratio of net investment
  income to average
  net assets (%)                      7.50       7.01          7.39          7.69       6.36
Portfolio turnover (%)                 112         55(4)         36(4)         48         69


See notes to
financial statements.
22

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS C SHARES

PERIOD ENDED                       5-31-98(5)    5-31-99       5-31-00       5-31-01    5-31-02(1)
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                $7.87         $7.84         $7.46         $6.97      $6.61
Net investment income(2)              0.05          0.53          0.53          0.52       0.42
Net realized and unrealized
  loss on investments                (0.03)        (0.38)        (0.49)        (0.35)     (0.08)
Total from investment operations      0.02          0.15          0.04          0.17       0.34
Less distributions
From net investment income           (0.05)        (0.53)        (0.53)        (0.52)     (0.42)
From capital paid-in                    --            --            --         (0.01)     (0.04)
                                     (0.05)        (0.53)        (0.53)        (0.53)     (0.46)
Net asset value,
  end of period                      $7.84         $7.46         $6.97         $6.61      $6.49
Total return(3) (%)                   0.23(6)       2.04          0.65          2.43       5.49

--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                         $1           $22           $36           $69       $121
Ratio of expenses to
  average net assets (%)              1.62(7)       1.59          1.61          1.63       1.64
Ratio of net investment
  income to average
  net assets (%)                      7.34(7)       7.01          7.39          7.65       6.35
Portfolio turnover (%)                 112            55(4)         36(4)         48         69


                                                           See notes to
                                                           financial statements.

--------------------------
FINANCIAL HIGHLIGHTS
--------------------------

CLASS I SHARES

PERIOD ENDED                                                        5-31-02(1,5)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
  beginning of period                                                 $6.61
Net investment income(2)                                               0.35
Net realized and unrealized
  loss on investments                                                 (0.08)
Total from investment operations                                       0.27
Less distributions
From net investment income                                            (0.36)
From capital paid-in                                                  (0.03)
                                                                      (0.39)
Net asset value,
  end of period                                                       $6.49
Total return(3) (%)                                                    4.34(6)

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                                          --(8)
Ratio of expenses to
  average net assets (%)                                               0.60(7)
Ratio of net investment
  income to average
  net assets (%)                                                       7.39(7)
Portfolio turnover (%)                                                   69

(1) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.59%, 6.89%, 6.88% and 7.92% for Class A, Class B, Class C and Class I shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Excludes merger activity.
(5) Class C and Class I shares began operations on 5-1-98 and 9-4-01, respectively.
(6) Not annualized.
(7) Annualized.
(8) Less than $500,000.


See notes to
financial statements.
24

--------------------------
NOTES TO STATEMENTS
--------------------------

NOTE A

Accounting policies

John Hancock Strategic Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars, as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction.

Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2002 the Fund loaned securities having a market value of $385,042,389 collateralized by securities in the amount of $392,743,237.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts on May 31, 2002:

                              PRINCIPAL AMOUNT       EXPIRATION    APPRECIATION
CURRENCY                      COVERED BY CONTRACT    MONTH        (DEPRECIATION)
--------------------------------------------------------------------------------
BUYS
Pound Sterling                3,040,000              JUN 02             $62,566
                                                                        $62,566

SELLS
Euro                          1,289,595              JUN 02              $3,975
Euro                          13,500,000             AUG 02            (453,353)
Krona                         444,871,125            OCT 02          (4,300,203)
Pound Sterling                3,040,000              JUN 02            (150,209)
Pound Sterling                17,385,000             JUL 02            (502,803)
                                                                    ($5,402,593)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $104,224,919 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: May 31, 2003 -- $20,212,296, May 31, 2004 -- $267,008, May 31, 2006 -- $1,008,800, May 31, 2007
-- $1,503,470, May 31, 2008 -- $6,667,465, May 31, 2009 -- $19,893,294 and May
31, 2010 -- $54,672,586. Availability of a certain amount of this loss carryforward, that was acquired on October 22, 1999 in a merger with John Hancock Short Term Strategic Income Fund, may be limited in a given year. Additionally, net capital losses of $18,511,803 and net foreign currency losses of $2,914,921 that are attributable to security transactions incurred after October 31, 2001 are treated as arising on June 1, 2002, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2002, the tax character of distributions paid was as follows: ordinary income -- $77,470,690 and return of capital -- $7,364,420. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000,
(d) 0.35% of the next $150,000,000 and (e) 0.30% of the Fund's average daily net asset value in excess of $650,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $1,534,918 with regard to sales of Class A shares. Of this amount, $136,847 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,090,939 was paid as sales commissions to unrelated broker-dealers and $307,132 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker- dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $621,903 with regard to sales of Class C shares. Of this amount, $606,608 was paid as sales commissions to unrelated broker-dealers and $15,295 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2002, CDSCs received by JH Funds amounted to $1,237,240 for Class B shares and $25,407 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets, attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                     YEAR ENDED 5-31-01              YEAR ENDED 5-31-02
                                SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------
CLASS A SHARES
---------------------------------------------------------------------------------------
Sold                        24,449,804     $166,658,043     19,044,961     $124,496,209
Distributions reinvested     3,954,782       26,908,086      3,741,086       24,420,081
Repurchased                (24,200,893)    (164,742,107)   (22,081,214)    (144,330,454)
Net increase                 4,203,693      $28,824,022        704,833       $4,585,836

---------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------
Sold                        18,201,453     $124,131,641     17,962,382     $117,444,858
Distributions reinvested     2,943,714       20,029,253      2,809,785       18,334,392
Repurchased                (18,203,000)    (124,368,486)   (19,185,985)    (125,149,908)
Net increase                 2,942,167      $19,792,408      1,586,182      $10,629,342

---------------------------------------------------------------------------------------
CLASS C SHARES
---------------------------------------------------------------------------------------
Sold                         6,903,176      $46,990,127     10,539,823      $68,818,077
Distributions reinvested       297,745        2,017,984        526,992        3,435,782
Repurchased                 (2,002,795)     (13,651,907)    (2,835,836)     (18,478,704)
Net increase                 5,198,126      $35,356,204      8,230,979      $53,775,155

---------------------------------------------------------------------------------------
CLASS I SHARES(1)
---------------------------------------------------------------------------------------
Sold                                --               --          1,513          $10,000
Net increase                        --               --          1,513          $10,000

---------------------------------------------------------------------------------------
NET INCREASE                12,343,986      $83,972,634     10,523,507      $69,000,333
---------------------------------------------------------------------------------------

(1) Class I shares began operations on 9-4-01.

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2002, aggregated $725,430,661 and $682,978,425, respectively, and purchase and proceeds from sales of obligations of the U.S. government aggregated $59,703,891 and $81,225,898, respectively.

The cost of investments owned on May 31, 2002, including short-term investments, for federal income tax purposes was $1,214,116,588. Gross unrealized appreciation and depreciation of investments aggregated $36,100,611 and $91,787,720, respectively, resulting in net unrealized depreciation of $55,687,109. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies, and amortization of premiums on debt securities.

NOTE E

Reclassification of accounts

During the year ended May 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $5,809,265, an increase in undistributed net investment income of $1,320,956 and a decrease in capital paid-in of $7,130,221. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the amortization of premiums on debt securities and treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F

Change in accounting principle

Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $11,286,295 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $6,110,390, decrease unrealized depreciation of investments by $1,594,697 and decrease net realized loss on investments by $4,515,693. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------
AUDITORS' REPORT
--------------------------

Report of Pricewaterhouse-Coopers LLP, Independent Accountants

To the Shareholders and Board of Trustees of John Hancock Strategic Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Strategic Income Fund (The "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2002

--------------------------
TAX INFORMATION
--------------------------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended May 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2002, 2.78% of the dividends qualify for the dividends-received deduction.

Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.

--------------------------
TRUSTEES & OFFICERS
--------------------------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                         NUMBER OF
NAME, AGE                                                                 TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                         OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                         SINCE(1)      BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                              1987               31
Professor of Law, Emeritus, Boston University School of Law (as of
1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                          1987               31
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                              1991               31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for Inner
City Children (since 1986).

Richard A. Farrell(2), Born: 1932                                            1996               31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler(2), Born: 1947                                                1994               31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director,
Unisys Corp. (since 1993); Director, H.B. Fuller Company (since 1992)
and

                                                                                         NUMBER OF
NAME, AGE                                                                 TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                         OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                         SINCE(1)      BY TRUSTEE
Gail D. Fosler(2), Born: 1947 (continued)
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                1996               31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco
Ltd.

John A. Moore(2), Born: 1939                                                 1996               37
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (non-profit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since
2002).

Patti McGill Peterson, Born: 1943                                            1996               37
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public
Affairs, Cornell University (until 1997); President Emerita of Wells
College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (electric utility).

John W. Pratt, Born: 1931                                                    1996               31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES(3)

NAME, AGE                                                                                NUMBER OF
POSITION(S) HELD WITH FUND                                                TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                         OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                         SINCE(1)      BY TRUSTEE
John M. DeCiccio, Born: 1948                                                 2001               59
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of the
Committee of Finance of John Hancock Life Insurance Company; Director,
John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley Financial Group, LLC
("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation; Director, John Hancock
Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc. ("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                  2000               59
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and

NAME, AGE                                                                                NUMBER OF
POSITION(S) HELD WITH FUND                                                TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                         OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                         SINCE(1)      BY TRUSTEE
Maureen R. Ford, Born: 1955 (continued)
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence Fixed
Income LLC and Signature Services; Senior Vice President, MassMutual
Insurance Co. (until 1999); Senior Vice President, Connecticut Mutual
Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                 OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                            SINCE
William L. Braman, Born: 1953                                                                 2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John Hancock funds; Director, SAMCorp., Executive Vice President and Chief
Investment Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                  2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                 1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                   1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of
each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds
(until 2001).

Susan S. Newton, Born: 1950                                                                   1987
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and
each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice
President, Signature Services (until 2000); Director, Senior Vice President and
Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

(1) Each Trustee serves until resignation, retirement age or until his or her successor is elected.

(2) Member of Audit Committee.

(3) Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

--------------------------
FOR YOUR INFORMATION
--------------------------

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

--------------------------
HOW TO CONTACT US
--------------------------

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713

[JOHN HANCOCK LOGO]
-------------------
JOHN HANCOCK FUNDS

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------

This report is for the information of
the shareholders of the John Hancock
Strategic Income Fund.

                                                                     9100A  5/02
                                                                            7/02